Exhibit 10.22

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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Effective December 31, 2023 Omega Therapeutics, Inc.

140 First Street, Suite 501

Cambridge, Massachusetts 02141

Re: Waiver, Confirmation and Agreement Regarding Research Collaboration Agreement

Ladies and Gentlemen:

Reference is made to the Patent License Agreement (Co-Exclusive) between Whitehead Institute for Biomedical Research (“Whitehead”) and Omega Therapeutics, Inc. (“Omega”) effective as of May 22, 2019 (the “Co-Exclusive License Agreement”; Whitehead Ref: L7516). Capitalized terms used in this letter agreement (this “Letter”) without definition shall have the meanings given to them in the Co-Exclusive License Agreement. All references to Sections herein are to Sections in the Co-Exclusive License Agreement unless otherwise stated.

Pursuant to a research collaboration agreement (the “Research Collaboration Agreement”) that Omega intends to enter into with Novo Nordisk A/S (“Novo Nordisk”) and certain entities affiliated with Flagship Pioneering, Inc. (“Flagship”), Omega would grant Novo Nordisk an exclusive sublicense under Omega’s rights under the Co-Exclusive License Agreement to exploit certain products for the prevention, treatment or control of a cardiometabolic disease (including, for the avoidance of doubt, diabetes) in humans. The foregoing sublicense proposed to be granted by Omega to Novo Nordisk under the Research Collaboration Agreement is referred to herein as the “Sublicense.” Whitehead hereby acknowledges that it has received and reviewed the draft Research Collaboration Agreement dated December 31, 2023 (the “Draft Research Collaboration Agreement”). For purposes of this Letter, “RCA Licensed Products” shall be used to refer to “Licensed Products” as defined in Section 1.148 of the Research Collaboration Agreement.

As a condition to entering into the Research Collaboration Agreement, Novo Nordisk has requested that Omega obtain from Whitehead a waiver, confirmation and agreement regarding certain provisions of the Co-Exclusive License Agreement as they apply to the Sublicense, the Research Collaboration Agreement and Omega’s ability to comply with the terms of the Co-Exclusive License Agreement. Whitehead wishes to comply with that request on the terms set forth herein to encourage and promote the development of the Patent Rights licensed to Omega pursuant to the Co-Exclusive License Agreement. Whitehead is providing the waivers and other confirmations and agreements herein for the benefit of Omega and Novo Nordisk.

1.
Effectiveness of this Letter

This Letter will be effective upon the effective date of the Research Collaboration Agreement and will terminate upon the earlier of the expiration or termination of the Research Collaboration Agreement; provided, however, that nothing herein shall be construed to extend the Term of the Co-Exclusive License Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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2.
Sublicenses

Section 2.3.1(a) of the Co-Exclusive License Agreement requires Sublicensees to make payments due to Omega in a timely manner, so that Omega may comply with its obligations to make payments to Whitehead as set forth in Article 4 of the Co-Exclusive License Agreement. Whitehead hereby acknowledges and agrees that the timing of Omega’s obligations to make payments to Whitehead as set forth in Article 4 of the Co-Exclusive License Agreement is being modified pursuant to this Letter and that, after giving effect to such modifications, the Research Collaboration Agreement complies with Section 2.3.1(a) of the Co-Exclusive License Agreement.

Whitehead hereby acknowledges and agrees that Section 2.5(d) of the Co-Exclusive License Agreement does not need to be binding on Novo Nordisk because Novo Nordisk is party to that certain Sponsored Research Agreement between Whitehead and Novo Nordisk A/S, dated December 15, 2017.

Novo Nordisk has informed Omega that Novo Nordisk maintains a program of self-insurance. For purposes of Sections 2.3.1(c) as it relates to insurance only and 8.2 of the Co-Exclusive License Agreement solely as they apply to the Research Collaboration Agreement (and not for any other purpose):

(i) Whitehead hereby approves Novo Nordisk’s self-insurance program provided that it meets the limits described in Section 8.2 of the Co-Exclusive License Agreement; and (ii) for so long as Novo Nordisk maintains such self-insurance with such limits, Whitehead waives the application of Sections 2.3.1(c) as it relates to insurance only and 8.2 to Omega and Novo Nordisk in connection with the Research Collaboration Agreement. For the avoidance of doubt, Section 2.3.1(c) as it relates to indemnification is not waived.

3.
Diligence Requirements

For purposes of Section 3.1(ii) of the Co-Exclusive License Agreement solely as it applies to RCA Licensed Products under the Research Collaboration Agreement that would be considered Licensed Products under the Co-Exclusive License Agreement (and not for any other purpose), Whitehead hereby acknowledges and agrees that the report required by Section 3.1(ii) of the Co-Exclusive License Agreement will not be required to contain a discussion of intended efforts and sales projections for the year in which the report is submitted.

Whitehead hereby acknowledges and agrees that the Research Collaboration Agreement is a bona fide Sublicense Agreement to develop Licensed Products pursuant to Section 3.2(a) of the Co-Exclusive License Agreement.

4.
Milestone Payments

For purposes of Section 4.1(c) of the Co-Exclusive License Agreement solely as it applies to RCA Licensed Products under the Research Collaboration Agreement that would be considered Licensed Products under the Co-Exclusive License Agreement (and not for any other purpose), Whitehead hereby acknowledges and agrees that Omega shall pay the applicable Milestone Payments to Whitehead within

[***] ([***]) [***] of Omega’s receipt of notification of such Milestone Payment triggering events by

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Novo Nordisk pursuant to the Research Collaboration Agreement.

5.
Running Royalties on Licensed Products

For purposes of Sections 1.9 and 4.1(d) of the Co-Exclusive License Agreement solely as it applies to RCA Licensed Products under the Research Collaboration Agreement that would be considered Licensed Products under the Co-Exclusive License Agreement (and not for any other purpose), Whitehead hereby acknowledges and agrees that the running royalty of [***] percent ([***]%) payable thereunder shall be calculated using the definition of “Net Sales” set forth in Section 1.163 of the Research Collaboration Agreement instead of the definition of Net Sales set forth in Section 1.9 of the Co-Exclusive License Agreement.

For purposes of Section 4.1(d) of the Co-Exclusive License Agreement solely as it applies to RCA Licensed Products under the Research Collaboration Agreement that would be considered Licensed Products under the Co-Exclusive License Agreement (and not for any other purpose), Whitehead hereby acknowledges and agrees that the running royalties will be payable for each Reporting Period and will be due to Whitehead within [***] ([***]) [***] following Omega’s receipt of royalty payments pursuant to Section 8.5.3 of the Research Collaboration Agreement.

6.
Reports and Record Keeping

For purposes of Sections 5.1(a) and 5.1(c) of the Co-Exclusive License Agreement solely as they apply to RCA Licensed Products under the Research Collaboration Agreement that would be considered Licensed Products under the Co-Exclusive License Agreement (and not for any other purpose), Whitehead hereby acknowledges and agrees that Omega will be permitted to deliver such reports to Whitehead within [***]

([***]) [***] following Omega’s receipt of reports from Novo Nordisk pursuant to Section 8.5.3 of the Research License Agreement containing information necessary for Omega to provide the information required by Section 5.2 of the Co-Exclusive License Agreement (as modified by this Letter).

For purposes of Section 5.1(b) of the Co-Exclusive License Agreement solely as it applies to RCA Licensed Products under the Research Collaboration Agreement that would be considered Licensed Products under the Co-Exclusive License Agreement (and not for any other purpose), Whitehead hereby acknowledges and agrees that Omega will be permitted to report to Whitehead the date of first commercial sale of a Licensed Product within [***] ([***]) [***] of Omega’s receipt of notice of such event pursuant to Section 4.3.2 of the Research Collaboration Agreement.

For purposes of Section 5.2 of the Co-Exclusive License Agreement solely as it applies to RCA Licensed Products under the Research Collaboration Agreement that would be considered Licensed Products under the Co-Exclusive License Agreement (and not for any other purpose), Whitehead hereby acknowledges and agrees that such reports shall not be required to include (i) the gross price charged by Novo Nordisk or its Affiliates or Sublicensees for each Licensed Product, (ii) an itemized listing of applicable deductions from the calculation of Net Sales, or (iii) the achievement of Omega’s Diligence Obligations under Article 3 and Milestones under Section 4.1(c) of the Co-Exclusive License Agreement.

In addition, Whitehead hereby acknowledges and agrees that the calculation of Net Sales in such report shall be calculated using the definition of “Net Sales” set forth in Section 1.163 of the Research

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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Collaboration Agreement rather than the definition of Net Sales set forth in Section 1.9 of the Co-Exclusive License Agreement

7.
Research Collaboration Agreement.

Whitehead hereby acknowledges that it has received and reviewed the draft of the Research Collaboration Agreement dated December 31, 2023, and hereby agrees that, after giving effect to the provisions of this Letter, such draft complies with all applicable requirements of the Co-Exclusive License Agreement (including Section 2.3 and Article 8 thereof) and includes or references all terms, conditions, obligations and provisions of the Co-Exclusive License Agreement (giving effect to the provisions of this Letter) applicable to the Research Collaboration Agreement with which Novo Nordisk, its Affiliates and their respective Sublicensees are required to comply. Whitehead further hereby acknowledges that Omega and Novo Nordisk are relying on this Letter and would not be entering into the Research Collaboration Agreement but for the acknowledgements and amendments agreed to by Whitehead in this Letter.

[signature page follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY “[***]”, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

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Very truly yours,		Acknowledged and Agreed:
Whitehead Institute for Biomedical Research		Omega Therapeutics, Inc.
By:	/s/ Carla DeMaria	By:	/s/ Mahesh Karande
Name:	Carla DeMaria	Name:	Mahesh Karande
Title:	Director of Intellectual Property & Sponsored Programs	Title:	President and CEO

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[Signature Page to Waiver, Confirmation and Agreement Letter Regarding Co-Exclusive License Agreement]